Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS
All related party transactions are recorded at the exchange amount.
During the year ended December 31, 2018, Crescent Point recorded $11.6 million (year ended December 31, 2017 - $12.9 million) of expenditures in the normal course of business to an oilfield services company of which a director of Crescent Point is a director and officer. The oilfield services company is one of only a few specialized service providers in their area of expertise with capacity and geographical presence to meet the Company’s needs. The service company was selected, along with a few other key vendors, to provide goods and services as part of a comprehensive and competitive request for proposal process with key factors of its success including the unique nature of proprietary products, the ability to service specific geographic regions, proven safety performance and competitive pricing.
Compensation of Key Management Personnel
Key management personnel of the Company consists of its directors and executive officers. In addition to the directors fees and salaries paid to the directors and officers, respectively, the directors participate in the Restricted Share Bonus Plan and DSU Plan and the officers participate in the Restricted Share Bonus Plan and PSU Plan. The Company recorded $7.7 million (year ended December 31, 2017 - $7.5 million) relating to compensation of key management personnel and $11.3 million (year ended December 31, 2017 - nil) relating to executive severance as general and administrative expenses for the year ended December 31, 2018. Share-based compensation costs relating to compensation of key management personnel and severance were $22.6 million (year ended December 31, 2017 –$21.7 million) and $2.8 million (year ended December 31, 2017 - nil), respectively.